Exhibit 32.1

Certification Pursuant to

18 U.S.C. Section 1350,

as Added by

Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report on Form 10-Q of Claymont Steel, Inc. (the “Company”), as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I Jeffrey Bradley, Executive Chairman of the Company, certify, pursuant to 18 U.S.C. § 1350, as added by § 906 of the Sarbanes-Oxley Act of 2002, that, based on my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

August 14, 2006

/s/ Jeffrey Bradley
Name:	Jeffrey Bradley
Title:	Executive Chairman